SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the registrant ☒                            Filed by a Party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☒	Soliciting Material Pursuant to §240.14a-12

NATIXIS FUNDS TRUST I

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

August 2007

Attention Financial Advisors:
This letter is mailing to your Natixis
Value Fund (formerly IXIS Value
Fund) shareholders

Dear Shareholder:

The enclosed prospectus/proxy statement provides detailed information about an important proposal for Natixis Value Fund (formerly IXIS Value Fund). The fund will hold a special shareholder meeting on October 12, 2007 at 2:00 p.m. Eastern time, at the offices of Natixis Asset Management Advisors L.P. (formerly IXIS Asset Management Advisors, L.P.) (Natixis Advisors), 399 Boylston St, 10th Floor, Boston, Massachusetts 02116. A formal Notice of Special Meeting of Shareholders is enclosed, followed by a prospectus/proxy statement that explains in more detail the proposal to be considered. Please refer to the “Questions and Answers” section of the prospectus/proxy statement for an overview of the proposed changes. We’ve summarized some important facts below which should make your review of the prospectus/proxy statement easier.

Q: What is the proposal?

You are being asked to approve the merger of Natixis Value Fund into Loomis Sayles Value Fund. If the merger is approved, you will receive corresponding shares of Loomis Sayles Value Fund.

Q: Why is this change being proposed and what does it mean to me?

The proposed merger of Natixis Value Fund into Loomis Sayles Value Fund seeks to provide shareholders of Natixis Value Fund with an opportunity to invest in a larger combined fund that Loomis, Sayles & Company, L.P. (“Loomis Sayles”), the investment advisor of the Loomis Sayles Value Fund, and Natixis Asset Management Advisors, L.P., the investment advisor to Natixis Value Fund, believe has better prospects for long-term growth and a similar investment objective and strategy. Here are some of the advantages of the merger:

Lower expenses and better growth prospects. Shareholders of the Natixis Value Fund are expected to experience lower expenses after the merger. Additionally, Loomis Sayles and Natixis Advisors believe that Loomis Sayles Value Fund has better prospects for growth, which may result in economies of scale and decreased fund expenses.

Same level of service. As a shareholder of Loomis Sayles Value Fund, you will continue to enjoy the same services you currently receive as a Natixis Value Fund shareholder. These services include automatic investment options and a variety of ways to access your investment.

Continued investment in Natixis Funds. If the proxy is approved, Natixis Value Fund shareholders will continue to remain in the Natixis Funds family allowing exchange privileges within the fund family.

Q: What are some of the differences in the principal investment strategies of both funds?

Both funds invest primarily in large-cap value companies. The Natixis Value Fund seeks reasonable long-term investment returns from a combination of market appreciation and dividend income. Loomis Sayles Value Fund seeks long-term appreciation of capital and income. Natixis Value Fund is managed by multiple subadvisors, whereas Loomis Sayles Value Fund is managed solely by Loomis Sayles. Please review the enclosed prospectus/proxy statement for a more complete comparison of the investment goals, strategies and policies of Natixis Value Fund and Loomis Sayles Value Fund.

Q: Who are the portfolio managers of the Loomis Sayles Value Fund?

Loomis Sayles Value Fund is managed by the same experienced team as the Value portion of the Natixis Value Fund. The managers are Warren N. Koontz, Jr., CFA, James L. Carroll, CFA and Arthur Barry, CFA. They have nearly 70 years of combined investment experience.

Q: Who will bear the costs of this shareholder meeting?

The expenses related to the shareholder meeting and the solicitation of proxies will be borne by Natixis Advisors and its affiliates, not by the Natixis Value Fund.

Q: What are the tax implications?

The merger of the Natixis Value Fund into the Loomis Sayles Value Fund is expected to be tax-free to shareholders for federal income tax purposes. No gain or loss is expected to be realized by the fund or any shareholders as a result of this change.

Remember – your vote counts

Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend this meeting. Computershare, a professional proxy solicitation firm, has been retained to assist shareholders in the voting process. As the date of the meeting approaches, if we have not yet received your vote, you may receive a telephone call from service representatives of Computershare reminding you to exercise your right to vote.

Vote options – it’s your choice

•	You may vote simply by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

•	You may also vote via the Internet using the website and control number listed on your proxy card.

•	You may vote via touch-tone telephone by calling the phone number and using the control number listed on your proxy card.

If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so by using the proxy card, telephone, or Internet.

Thank you for your cooperation in voting on this important proposal. Please take a few moments to review the details of the proposal. If you have any questions regarding the prospectus/proxy statement, please contact your financial advisor, or call Computershare directly at 866-435-1889.

Sincerely,

John T. Hailer
President

NATIXIS VALUE FUND

Proxy Solicited by the Board of Trustees

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 12, 2007

The undersigned hereby appoints and authorizes each of Coleen Downs Dinneen, Michael Kardok and Russell Kane as proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of Natixis Vaule Fund (the “Fund”), on October 12, 2007 at 2:00 p.m. Eastern Time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator,

attorney, trustee, or guardian or as a custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature(s) and Title(s), if applicable

Signature(s) and Title(s), if applicable

Date NVF_18006_080707

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR the proposal.

Please mark your vote below in blue or black ink. Do no use red ink. Example:  ☐

	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Merger with respect to the acquisition of the Natixis Value Fund by the Loomis Sayles Value Fund.	☐	☐	☐

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NVF_18006_080707

TOUCH-TONE TELEPHONE VOTING

SCRIPT

“Natixis Value Fund”

EXPECTED MAIL DATE: XX/XX/2007

MEETING DATE: October 12, 2007

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE

SHAREHOLDER WILL HEAR:

“Welcome! Please enter the number located in the shaded box on your proxy card.”

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card

WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:

“This is the automated telephone voting site for the Special Meeting of

Shareholders of

Natixis Value Fund”

“Proposal 1:                     To vote FOR press 1.                     To vote AGAINST press 9.                     To ABSTAIN press 0.”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE

WILL HEAR:

“To hear how you have voted, press 1.” “To cancel your vote, press 2.” “To save how you have voted, press 3.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:

“Your vote will be saved automatically should you decide to hang up during vote playback.”

“Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given).”

“To hear how you have voted, press 1.” “To cancel your vote, press 2.” “To save how you have voted, press 3.”

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

“Your vote has been canceled.” “To enter another vote, press 1 now.” “To end this call, press 0 now.”

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

“Your vote has been saved.” “To enter another vote, press 1 now.” “To end this call press 0 now.”

If the shareholder elects to vote another proxy, he/she is returned to the above speech

“PLEASE ENTER THE NUMBER”.

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting.”

Call is terminated.

CALL FLOW

INTRODUCTION:

If Shareholder is an Individual:

Hello. I’m trying to reach                     . Is he/she available? My name is                      and I’m calling on a recorded line regarding your investment in Natixis Value Fund. We sent you a proxy card for the upcoming shareholders meeting and have not yet received it, so we’re calling ask if you have any objection to voting along with the recommendation of the Fund’s Board?

If Shareholder is a Corporation:

Hello. My name is                      and I’m calling on a recorded line regarding the investment in Natixis Value Fund held by [COMPANY NAME]. You are listed as a contact for the Company. We sent you a proxy card for the upcoming shareholders meeting and have not yet received it, so we’re calling to confirm that you received the proxy and to ask if you have any objection to voting along with the recommendation of Fund’s Board?

SCENARIO 1:

If Shareholder has no objection:

If you wish, I can record your vote over the telephone right now.

If Shareholder agrees to vote over the telephone:

I am recording your vote for the proposal and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call 866-435-1889 immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?

After Shareholder response:

Thank you for your time and your vote. Have a nice day/evening!

SCENARIO 2:

If Shareholder has no objection:

If you wish, I can record your vote over the telephone right now.

If Shareholder does NOT agree to vote over the telephone:

Would you like our toll free number so you can call back at your convenience? Your participation would be greatly appreciated and it would just take a brief moment to vote your shares over the phone.

If Shareholder wants the toll free number:

Please call 866-435-1889 any time between 9:00 am to 11:00 pm Eastern Time, Monday through Friday, or between noon and 6 pm on Saturday. Thank you for your time. Have a nice day/evening!

If Shareholder does NOT want the toll free number:

Thank you for your time. Have a nice day/evening!

SCENARIO 3:

If Shareholder has NOT received the proxy statement and proxy card:

I would like to mail you another set of proxy materials. Do you still live at (address)?

After Shareholder Response:

Thank you for your time. Have a nice day/evening!

Home	Account access	Fund prices	Fund performance	Literature & forms	Privacy policy	Contact us	Sitemap

Financial advisors enter here > Fund information Investing basics IRA center About Natixis Funds
Quarterly fact sheets
Fund line-up
Fund prospectuses
Portfolio holdings
Rollover IRAs
Retirement calculators

Commentary	Features
Hot topics	Proxy voting Natixis Value Fund proxy voting on October 12, 2007.
News	Six strategies for managing volatile markets Tips for keeping your investment plan on course.
Career opportunities	Loomis Sayles Value Fund Discover the latest addition to our fund family.
Shareholder FAQ	The new realities of retirement Your life after you stop working full-time will be unlike that of any generation before you.
Loomis Sayles Investment Grade Bond Fund

This fund pursues value in uncertain markets. Cusip updates Some funds have new cusip numbers due to our recent name change.

IXIS Asset Management was originally ranked by Barron’s. As of August 1, 2007, IXIS Asset Management is known as Natixis.

The Natixis ranking was achieved using data from Natixis affiliated funds and includes the Natixis Funds, the Loomis Sayles Funds, the Oakmark Funds, and the Delafield Fund. Fund family rankings are based on an asset-weighted formula measuring the net total returns of the funds offered by a fund family against those of all funds in its Lipper category, from which a percentile ranking is derived. For more information, please see “How We Analyzed the Families” on page 3 of the article.

Certain share classes of Natixis Funds are subject to a sales charge; the Loomis Sayles Funds and Oakmark Funds are sold without sales charges.

Natixis Global Associates consists of Natixis Distributors, L.P., Natixis Asset Management Advisors, L.P., Natixis Global Associates, Inc., Natixis Global Associates S.A., and eight business development units located across the globe, each of which is an affiliate of Natixis Global Asset Management.

Natixis Distributors, L.P. (member FINRA) serves as the principal underwriter for the Natixis Funds, Loomis Sayles Funds (with the exception of Class J shares), the Hansberger Funds and the Delafield Fund. Products and services offered by Natixis Distributors, L.P. are available only to customers and prospective customers residing in the United States. Nothing in this material should be considered a solicitation to buy or an offer to sell a security, or any other product or service, to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the laws of the jurisdiction.

The Oakmark Funds are distributed by Harris Associates Securities, L.P.

Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P. are located at 399 Boylston Street, Boston, MA 02116.

For more complete information, including a prospectus, please contact your financial advisor. You may also view a current prospectus online, order literature through our site, or contact an Investor Service Representative at 800-225-5478. Investors should consider a fund’s objective, risks and expenses carefully before investing. This information, and other information, can be found in the fund’s prospectus. Please read the prospectus carefully before investing. Other expenses, including sales charges, apply to a continued investment in the fund and are described in the fund’s current prospectus.

The mutual funds referred to in this website are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

Copyright © 2007 Natixis Distributors, L.P. - All rights reserved.     Privacy Policy | Business Continuity

Home	Account access	Fund prices	Fund performance	Literature & forms	Privacy policy	Contact us	Sitemap

Financial advisors enter here >

Fund information

Investing basics	Online Proxy Voting Q&A What is the proposal?

IRA center	You are being asked to approve the merger of Natixis Value Fund into Loomis Sayles Value Fund. If the merger is approved, you will receive corresponding shares of Loomis Sayles Value Fund.

About Natixis Funds	Why is this change being proposed and what does it mean to me?

Commentary Hot topics	The proposed merger of Natixis Value Fund into Loomis Sayles Value Fund seeks to provide shareholders of Natixis Value Fund with an opportunity to invest in a larger combined fund that Loomis, Sayles & Company, L.P. (“Loomis Sayles”), the investment advisor of the Loomis Sayles Value Fund, and Natixis Asset Management Advisors, L.P., the investment advisor to Natixis Value Fund, believe has better prospects for long-term growth and a similar investment objective and strategy. Here are some of the advantages of the merger:

News	Lower expenses and better potential growth prospects. Shareholders of the Natixis Value Fund are expected to experience lower expenses after the merger. Additionally, Loomis Sayles and Natixis Advisors believe that Loomis Sayles Value Fund has better prospects for growth, which may result in economies of scale and decreased fund expenses.

Career opportunities	Same level of service. As a shareholder of Loomis Sayles Value Fund, you will continue to enjoy the same services you currently receive as a Natixis Value Fund shareholder. These services include automatic investment options and a variety of ways to access your investment.

Shareholder FAQ

Continued investment in Natixis Funds. If the proxy is approved, Natixis Value Fund shareholders will continue to remain in the Natixis Funds family allowing exchange privileges within the fund family.

What are some of the differences in the principal investment strategies of both funds?

Both funds invest primarily in large-cap value companies. The Natixis Value Fund seeks reasonable long-term investment returns from a combination of market appreciation and dividend income. Loomis Sayles Value Fund seeks long-term appreciation of capital and income. Natixis Value Fund is managed by multiple subadvisors, whereas Loomis Sayles Value Fund is managed solely by Loomis Sayles. Please review the prospectus/proxy statement for a more complete comparison of the investment goals, strategies and policies of Natixis Value Fund and Loomis Sayles Value Fund.

Who are the portfolio managers of the Loomis Sayles Value Fund?

Loomis Sayles Value Fund is managed by the same experienced team as the Value portion of the Natixis Value Fund. The managers are Warren N. Koontz, Jr., CFA, James L. Carroll, CFA and Arthur Barry, CFA. They have nearly 70 years of combined investment experience.

Who will bear the costs of this shareholder meeting?

The expenses related to the shareholder meeting and the solicitation of proxies will be borne by Natixis Advisors and its affiliates, not by the Natixis Value Fund.

What are the tax implications?

The merger of the Natixis Value Fund into the Loomis Sayles Value Fund is expected to be tax-free to shareholders for federal income tax purposes. No gain or loss is expected to be realized by the fund or any shareholders as a result of this change.

Return to our online proxy voting page or vote here.

For more complete information, including a prospectus, please contact your financial advisor. You may also view a current prospectus online, order literature through our site, or contact an Investor Service Representative at 800-225-5478. Investors should consider a fund’s objective, risks and expenses carefully before investing. This information, and other information, can be found in the fund’s prospectus. Please read the prospectus carefully before investing. Other expenses, including sales charges, apply to a continued investment in the fund and are described in the fund’s current prospectus.

The mutual funds referred to in this website are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

Copyright © 2007 Natixis Distributors, L.P. - All rights reserved. Privacy Policy | Business Continuity

Home	Account access	Fund prices	Fund performance	Literature & forms	Privacy policy	Contact us	Sitemap

Financial advisors enter here >

Fund information

Investing basics	Online Proxy Voting

IRA center About Natixis Funds	The prospectus/proxy statement provides detailed information about an important proposal for Natixis Value Fund (formerly IXIS Value Fund). The fund will hold a special shareholder meeting on October 12, 2007 at 2:00 p.m. Eastern time, at the offices of Natixis Asset Management Advisors L.P. (formerly IXIS Asset Management Advisors, L.P.) (Natixis Advisors), 399 Boylston St, 10th Floor, Boston, Massachusetts 02116. The formal Notice of Special Meeting of Shareholders, followed by the prospectus/proxy statement explains in more detail the proposal to be considered. Please refer to the “Questions and Answers” section of the prospectus/proxy statement for an overview of the proposed changes. We’ve also summarized some important facts which should make your review of the prospectus/proxy statement easier.

Commentary	• Proxy statement* • Enter our Electronic Proxy Voting Center • Proxy Q&A	Please vote if you own shares in: • Natixis Value Fund
Hot topics

News	Remember – your vote counts

Career opportunities

Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend this meeting. Computershare, a professional proxy solicitation firm, has been retained to assist shareholders in the voting process. As the date of the meeting approaches, if we have not yet received your vote, you may receive a telephone call from service representatives of Computershare reminding you to exercise your right to vote.

Shareholder FAQ	Vote options – it’s your choice • You may vote simply by returning your proxy card. • You may also vote via the Internet using the website and control number listed on your proxy card.

•       You may vote via touch-tone telephone by calling the phone number and using the control number listed on your proxy card.

If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so by using the proxy card, telephone, or Internet.

Thank you for your cooperation in voting on this important proposal. Please take a few moments to review the details of the proposal. If you have any questions regarding the prospectus/proxy statement, please contact your financial advisor, or call Computershare directly at 866-435-1889.

*  To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe’s Web site.

For more complete information, including a prospectus, please contact your financial advisor. You may also view a current prospectus online, order literature through our site, or contact an Investor Service Representative at 800-225-5478. Investors should consider a fund’s objective, risks and expenses carefully before investing. This information, and other information, can be found in the fund’s prospectus. Please read the prospectus carefully before investing. Other expenses, including sales charges, apply to a continued investment in the fund and are described in the fund’s current prospectus.

The mutual funds referred to in this website are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

Copyright © 2007 Natixis Distributors, L.P. - All rights reserved.  Privacy Policy | Business Continuity

To vote, please enter the numbers that appear on your proxy card or voting instruction card in the area below. If you have received multiple cards, each has its own set of numbers and you will need to login and provide your voting instructions separately for each card.

If you received an electronic notification, please enter the numbers that appear in the email text labeled “Control Number” and “Security Code”. If there are multiple numbers in the email text, you will need to login and provide your voting instructions for each group of numbers.

Enter your 14 digit number from the shaded box on your card:

Enter your 8 digit code from the unshaded box on your card:	Continue

WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted.

Your browser must support JavaScript 1.1 or higher in order to continue. Click on HELP button at the top for more information and navigation tips. if you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.

Copyright © 2007 Computershare Fund Services. All rights reserved. Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited. Please view our Privacy policy.

Natixis Value Fund

Applicable Campaign Proposals

1 To Approve an Agreement and Plan of Merger with respect to the acquisition of the Natixis Value Fund by the Loomis Sayles Value Fund
Voting Instructions ñ

Enter your e-mail address here if you would like an e-mail confirmation of your vote.

Answers have been marked according to your last recorded vote, Please change as appropriate before submission. If you have questions regarding any of the proposals, please call (631)231-7900.

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit the Internet voting site at any time before the meeting on Friday, October 12, 2007 at 2:00 PM[ET] to submit new voting instructions.

This is a summary of your voting instructions for the Natixis Value Fund. You may print this page for your records.

1 To Approve an Agreement and Plan of Merger with respect to the acquisition of the Natixis Value Fund by the Loomis Sayles Value Fund	Voted For

If you wish to vote another card or exit, please click here.